UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) November 14, 2022

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

001-9610	001-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom
(Address of principal executive offices) (Zip code)	(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CCL	New York Stock Exchange, Inc.
Ordinary Shares each represented by American Depositary Shares ($1.66 par value), Special Voting Share, GBP 1.00 par value and Trust Shares of beneficial interest in the P&O Princess Special Voting Trust	CUK	New York Stock Exchange, Inc.
1.000% Senior Notes due 2029	CUK29	New York Stock Exchange LLC

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b- 2 of this chapter).

Emerging growth companies  ☐

If emerging growth companies, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On November 14, 2022, Sir John Parker announced he will not stand for re-election to the Boards of Directors of Carnival Corporation and Carnival plc (together, the “Companies”) at the next Annual Shareholders Meetings, which are expected to take place in April 2023.

(d)  On November 14, 2022, the Boards of Directors of Carnival Corporation and Carnival plc appointed Sara Mathew to serve as a member of the Carnival Corporation and Carnival plc Boards of Director effective immediately. Ms. Mathew will also serve on the Audit Committees of each of the Boards of Directors.

Ms. Mathew was the Chair, President and Chief Executive Officer of the Dun & Bradstreet Corporation (“D&B”) from 2010 until her retirement in 2013. She joined D&B in 2001, serving as the Chief Financial Officer from 2001 until 2007 and as President and Chief Operating Officer from 2007 until 2013. Before D&B, Ms. Mathew held various roles over 18 years at The Procter & Gamble Company within finance, accounting, brand management and investor relations.

Ms. Mathew will be entitled to the compensation we offer to all of our other non-executive directors, including annual retainers and equity compensation in the form of Carnival Corporation restricted stock or restricted stock units. For more information on the compensation of our directors, please refer to our disclosures under the heading “Director Compensation” in our 2022 Proxy Statement. There are no arrangements or understandings between Ms. Mathew and any other persons pursuant to which Ms. Mathew was selected to serve as a director. There were no transactions since the beginning of fiscal 2021, nor are any currently proposed, between Ms. Mathew and the Companies that would be required to be disclosed under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD.

A copy of the Companies’ press release announcing Ms. Mathew’s appointment and Sir John’s announcement not to stand for re-election is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 shall not be incorporated by reference into future filings under the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated November 15, 2022
104	Exhibit 104 Cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carnival Corporation		Carnival plc

By:	/s/ Enrique Miguez	By:	/s/ Enrique Miguez
Name:	Enrique Miguez	Name:	Enrique Miguez
Title:	General Counsel	Title:	General Counsel

Date:	November 15, 2022	Date:	November 15, 2022